Prepayments, receivables and other assets, net	6 Months Ended
Mar. 31, 2026
Prepayments Receivables And Other Assets Net
Prepayments, receivables and other assets, net

6.	Prepayments, receivables and other assets, net

Prepayments, receivables and other assets, net consisted of the following:

	As of September 30,	As of March 31,
	2025	2026
		(unaudited)
Deposit, net	$1,827	$2,072
Prepaid expenses, net	1,356	34,060
Deductible input value-added tax	860	1,089
Advance to employees, net	132	-
Others, net	31	2,208
Prepayments, receivables and other assets, net	$4,206	$39,429

The Group recorded credit losses of US$227 and nil for the six months ended March 31, 2025 and 2026, respectively.

AUTOZI INTERNET TECHNOLOGY (GLOBAL) LTD.

NOTES TO THE unaudited INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED MARCH 31, 2025 AND 2026

(In U.S. dollars in thousands, except share and per share data